THIRD AMENDMENT TO
AMENDED AND RESTATED LOAN AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is dated as of July 31, 2018, and is entered into by and among HORIZON GLOBAL CORPORATION, a Delaware corporation (“Parent Borrower”), HORIZON GLOBAL AMERICAS INC., a Delaware corporation (“Horizon Americas”) (f/k/a Cequent Performance Products, Inc., a Delaware corporation and successor by merger with Cequent Consumer Products, Inc., an Ohio corporation), CEQUENT UK LIMITED, a company incorporated in England and Wales with company number 08081641 (“Cequent UK”), CEQUENT TOWING PRODUCTS OF CANADA LTD., a company formed under the laws of the Province of Ontario (“Cequent Canada”, and together with Parent Borrower, Horizon Americas and Cequent UK, collectively, “Borrowers”), HORIZON GLOBAL COMPANY LLC, a Delaware limited liability company (“Horizon Global”), the other Persons party to this Amendment as Obligors, the financial institutions party to this Amendment as Lenders, and BANK OF AMERICA, N.A., a national banking association, in its capacity as agent for itself and the other Secured Parties (“Agent”).
WHEREAS, the Borrowers, the other Obligors party hereto, the Agent and the Lenders have entered into that certain Amended and Restated Loan Agreement dated as of December 22, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);
WHEREAS, Parent Borrower, the other Obligors party thereto and Agent entered into that certain ABL Guarantee and Collateral Agreement dated as of June 30, 2015 in order to secure the Obligations;

WHEREAS, certain Borrowers, Horizon International Holdings LLC, a Delaware limited liability company, Cequent UK, Cequent Canada, Cequent Nederland Holdings B.V., a company formed under the laws of the Netherlands, Cequent Mexico Holdings B.V., a company formed under the laws of the Netherlands, Cequent Sales Company de Mexico, S. de R.L. de C.V., a limited liability company formed under the laws of Mexico, Cequent Electrical Products de Mexico, S. de R.L. de C.V., a limited liability company formed under the laws of Mexico, and Agent entered into that certain Foreign Facility Guarantee and Collateral Agreement dated as of December 22, 2015 in order to secure the Foreign Facility Obligations; and

WHEREAS, the Borrowers and the other Obligors have requested that the Agent and the Required Lenders agree to enter into certain amendments to the Loan Agreement described below.
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Documents and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Initially capitalized terms used but not otherwise defined in this Amendment have the respective meanings set forth in the Loan Agreement, as amended hereby.

ARTICLE II
AMENDMENTS TO LOAN AGREEMENT
On the Amendment Effective Date (as defined below), the Loan Agreement is hereby amended as follows:

2.01.    ERISA. The definition of “ERISA” in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

2.02.    New Definitions. The following new definitions are hereby added to Section 1.1 of the Loan Agreement in appropriate alphabetical order to read in their entirety as follows:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Term Loan Agreement Fourth Amendment” that certain Fourth Amendment to Credit Agreement, dated as of July 31, 2018, among Term Loan Agent, the Term Loan Lenders party thereto, the Parent Borrower, Horizon Global Americas Inc., a Delaware corporation, Horizon Global Company LLC, a Delaware limited liability company, and the other parties thereto.

2.03.    Computation of Interest, Fees, Yield Protection. The following is hereby inserted at the end of Section 3.3 of the Loan Agreement:
“Each Canadian Domiciled Obligor confirms that it understands and is able to calculate the rate of interest applicable to the Canadian Facility Obligations based on the methodology for calculating per annum rates provided in this Agreement. Each Canadian Domiciled Obligor irrevocably agrees not to plead or assert, whether by way of defense or otherwise, in any proceeding relating to this Agreement or any other Loan Document, that the interest payable under this Agreement and the calculation thereof has not been adequately disclosed to the Canadian Domiciled Obligors as required pursuant to Section 4 of the Interest Act (Canada).”

2.04.    Employee Benefit Plans. A new Section 9.1.10(e) is hereby inserted into the Loan Agreement to read in its entirety as follows:
“(e)    Use of Plan Assets. No Borrower uses “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.”
2.05.    Financial and Other Information. Section 10.1.2(e) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
“(e)    promptly following any request therefor, provide information and documentation reasonably requested by Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, the Beneficial Ownership Regulation, and the AML Legislation;”
2.06.    Amendment of Material Documents. Section 10.2.11(b)(iii) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
“(iii) adds any mandatory prepayment provision or changes any mandatory prepayment provision in a manner that would increase the amount of any mandatory prepayment of the Term Loan Debt (provided, however, that this clause (iii) shall not restrict the modification to the definition of “ECF Percentage” effected by the Term Loan Agreement Fourth Amendment),”
2.07.    Lender Representations and Warranties. A new Section 12.18 is hereby inserted into the Loan Agreement to read in its entirety as follows:
“12.18    Lender Representations and Warranties.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Obligor, that at least one of the following is and will be true:

(i)
such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii)
the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)
(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)	such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender.
(b)    In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Obligor, that:

(i)
none of the Agent or the Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v)
no fee or other compensation is being paid directly to the Agent or the Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c)    The Agent and the Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.”
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Obligor hereby represents and warrants to each Lender and the Agent, as of the date hereof, as of the Amendment Effective Date, and at each time that the following representations and warranties are made or deemed to be made thereafter, as follows:
3.01.    Authority. The execution, delivery and performance by such Obligor of each Loan Document described in Section 5 hereof (and, with respect to the Parent Borrower, Horizon Americas, and Horizon Global, the Term Loan Agreement Fourth Amendment (as defined in the Loan Agreement after giving effect to this Amendment)), and the transactions contemplated hereby or thereby, have been duly authorized by all necessary action, and this Amendment is a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
3.02.    Representations and Warranties. Each representation and warranty of such Obligor in the Loan Documents is true and correct as of the date hereof, after giving effect to this Amendment (except for representations and warranties that expressly relate to an earlier date).

3.03.    Governmental Approvals; No Conflicts. The execution, delivery, and performance by such Obligor of the Loan Documents described in Section 5 hereof (and, with respect to the Parent Borrower, Horizon Americas, and Horizon Global, the Term Loan Agreement Fourth Amendment (as defined in the Loan Agreement after giving effect to this Amendment), and the consummation of the transactions contemplated hereby or thereby, (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created under the Loan Documents and (iii) consents, approvals, registrations, filings or actions the failure of which to obtain or perform could not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Applicable Law or regulation or the charter, by-laws or other organizational documents of any Obligor or any Subsidiary of any Obligor or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Obligor or any Subsidiary of any Obligor or their assets, or give rise to a right thereunder to require any payment to be made by any Obligor or any Subsidiary of any Obligor, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, (d) will not result in the creation or imposition of any Lien on any asset of any Obligor or any Subsidiary of any Obligor, except Liens created under the Loan Documents and Liens permitted by Section 10.2.2 of the Loan Agreement, as amended by this Amendment, and (e) do not require any acknowledgement, agreement or consent under any indenture, agreement or other instrument binding upon any Obligor or any Subsidiary of any Obligor or their assets, except for such acknowledgements, agreements and consents as have been obtained or made and are in full force and effect, and such acknowledgements, agreements or consents the failure of which to obtain could not reasonably be expected to result in a Material Adverse Effect.
3.04.    Solvency. Immediately after the consummation of the transactions contemplated by this Amendment to take place on the date of this Amendment (a) the fair value of the assets of each Obligor, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of each Obligor will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) each Obligor will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or fall due and (d) the Obligors, on a consolidated basis, will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Amendment Effective Date.
3.05.    No Defaults. No Default or Event of Default has occurred and is continuing.
3.06.    Beneficial Ownership Certification. As of the Amendment Effective Date, the information included in the Beneficial Ownership Certification (as defined in the Loan Agreement after giving effect to this Amendment), if applicable, is true and correct in all respects.
3.07.    Term Loan Agreement Fourth Amendment. The Term Loan Agreement Fourth Amendment (as defined in the Loan Agreement after giving effect to this Amendment) is in full force and effect.
ARTICLE IV
CERTIFICATIONS
The Obligors hereby certify to Agent and Lenders that (a) the Term Loan Agreement Fourth Amendment (as defined in the Loan Agreement after giving effect to this Amendment) is not prohibited by

Section 10.2.11 of the Loan Agreement, as amended by this Amendment, and (b) neither the execution or performance of this Amendment nor the incurrence of any Obligations by Obligors pursuant to the Loan Documents violates the Term Loan Documents.
Reference is hereby made to that certain 2018 Replacement Term Loan Amendment, dated as of February 16, 2018 (the “Specified Term Loan Amendment”), by and among the Term Loan Agent, the Term Loan Lenders party thereto, the Parent Borrower, Horizon Americas, Horizon Global, and the other parties thereto. The Obligors hereby certify to Agent and Lenders that the funding of the 2018 Replacement Term Loan Facility (as defined in the Specified Term Loan Amendment) did not occur on or before the Expiration Date (as defined in the Specified Term Loan Amendment), and the Specified Term Loan Amendment and the commitments thereunder of the 2018 Replacement Term Lenders to provide the 2018 Replacement Term Loans (each as defined in the Specified Term Loan Amendment) have terminated in accordance with the terms of the Specified Term Loan Amendment.
ARTICLE V
CONDITIONS PRECEDENT AND FURTHER ACTIONS
5.01.    Conditions Precedent. This Amendment shall be deemed effective as of the date first set forth above when each of the following conditions precedent have been satisfied in form and substance satisfactory to the Agent and its counsel (such date, the “Amendment Effective Date”):
(a)    The Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Obligors, the Agent and the Required Lenders;
(b)    Upon the reasonable request of any Lender made at least five days prior to the Amendment Effective Date, the Obligors shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with the AML Legislation, including, without limitation, the PATRIOT Act, in each case at least five days prior to the Amendment Effective Date;
(c)    At least five days prior to the Amendment Effective Date, any Obligor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined in the Loan Agreement after giving effect to this Amendment) shall deliver, to each Lender that so requests, a Beneficial Ownership Certification (as defined in the Loan Agreement after giving effect to this Amendment) in relation to such Obligor; and
(d)    The Borrowers shall have paid all fees and expenses (provided that legal fees required to be paid as a condition precedent to the occurrence of the Amendment Effective Date shall be limited to such legal fees as to which Borrowers have received a summary invoice) owed to and/or incurred by the Agent in connection with this Amendment.
5.02.    Further Actions. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

ARTICLE VI
REAFFIRMATION
Each Obligor hereby (i) acknowledges and consents to this Amendment; (ii) reaffirms its obligations under the Guaranties, the Security Documents and the other Loan Documents; (iii) reaffirms the Liens granted by it pursuant to the Security Documents; and (iv) confirms that the Guaranties, the Security Documents and the other Loan Documents remain in full force and effect, without defense, offset or counterclaim. Although each Guarantor has been informed of the terms of the Amendment, such Guarantor hereby confirms that it understands and agrees that the Agent and the Lenders have no duty to so notify such Guarantor or any other guarantor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transaction, past or future.
ARTICLE VII
MISCELLANEOUS
7.01.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, Secured Parties, and their respective successors and assigns. The successors and assigns of the Obligors include, without limitation, their respective receivers, trustees, and debtors-in-possession.
7.02.    Further Assurances. Each Obligor party hereto hereby agrees from time to time, as and when requested by the Agent or any Lender, to execute and deliver or cause to be executed and delivered all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment and the other Loan Documents.
7.03.    Loan Document. This Amendment shall be deemed to be a “Loan Document” for all purposes under the Loan Agreement.
7.04.    Governing Law. THIS AMENDMENT AND, UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.
7.05.    Consent to Forum.
(a)    Forum. EACH OBLIGOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OBLIGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF

THE LOAN AGREEMENT. A FINAL JUDGMENT IN ANY PROCEEDING OF ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.
(b)    Other Jurisdictions. Nothing herein shall limit the right of Agent, any Security Trustee or any Lender to bring proceedings against any Obligor (other than a Mexican Domiciled Obligor) in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law (except with respect to service of process to Mexican Domiciled Obligors). Nothing in this Amendment shall be deemed to preclude enforcement by Agent or any Security Trustee of any judgment or order obtained in any forum or jurisdiction. Final judgment against an Obligor in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, including the country in which such Obligor is domiciled, by suit on the judgment.
(c)    Each Mexican Domiciled Obligor waives any right to any jurisdiction (other than as provided under Section 7.04 above and this Section 7.05) to which they may be entitled under Applicable Law, by reason of its present or future domicile, or otherwise, for the purposes of proceedings against or involving any of the Mexican Domiciled Obligors, and waives any objection to those courts on the ground of venue or forum non conveniens.
7.06.    Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.
7.07.    Entire Agreement. Time is of the essence of this Amendment. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
7.08.    Execution in Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective on the Amendment Effective Date. Delivery of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.
7.09.    Costs and Expenses. The Borrowers agree to reimburse Agent for all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.
7.10.    Reference to and Effect upon the Loan Documents. The amendments and modifications described in this Amendment shall apply and be effective only with respect to the provisions of the Loan Agreement specifically identified in this Amendment. Except as expressly amended herein, the Loan Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof, and are hereby ratified and confirmed. In each case except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

7.11.    Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

Balance of Page Intentionally Left Blank

Signature Pages Follow

IN WITNESS WHEREOF, duly authorized representatives of the parties have executed this Amendment and the parties have delivered this Amendment, each as of the day and year first written above.

OBLIGORS:

HORIZON GLOBAL CORPORATION,
a Delaware corporation, as a U.S. Borrower, a U.S. Facility Guarantor, a U.S. Facility Obligor, a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor, a UK Facility Obligor and the Borrower Agent

By:    /s/ Jay Goldbaum
Name:   Jay Goldbaum
Title:    General Counsel and Corporate Secretary

HORIZON GLOBAL AMERICAS INC.,
a Delaware corporation, as a U.S. Borrower, a U.S. Facility Guarantor, a U.S. Facility Obligor, a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By:    /s/ Jay Goldbaum
Name:   Jay Goldbaum
Title:    Vice President and Secretary

CEQUENT UK LIMITED, a company incorporated in England and Wales with company number 08081641, as UK Borrower, a UK Facility Obligor, a Canadian Facility Guarantor and a Canadian Facility Obligor

By:    /s/ David Rice
Name:   David Rice
Title:    Director

CEQUENT TOWING PRODUCTS OF CANADA LTD., a company formed under the laws of the Province of Ontario, as Canadian Borrower, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By:    /s/ Jay Goldbaum
Name:   Jay Goldbaum
Title:    Vice President and Secretary

HORIZON GLOBAL COMPANY LLC,
a Delaware limited liability company, as a U.S. Facility Guarantor, a U.S. Facility Obligor, a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By: /s/ Jay Goldbaum
Name:   Jay Goldbaum
Title:    Vice President and Secretary

HORIZON INTERNATIONAL HOLDINGS LLC,
a Delaware limited liability company, as a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By:     /s/ Jay Goldbaum
Name:    Jay Goldbaum
Title:     Vice President and Manager

CEQUENT NEDERLAND HOLDINGS B.V.,
a company formed under the laws of the Netherlands, as a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By:     /s/ Jay Goldbaum
Name:    Jay Goldbaum
Title:     Director

[Signatures continue on next page.]

CEQUENT MEXICO HOLDINGS B.V.,
a company formed under the laws of the Netherlands, as a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By:     /s/ Jay Goldbaum
Name:    Jay Goldbaum
Title:     Director

CEQUENT SALES COMPANY DE MEXICO, S. DE R.L. de C.V.,
a limited liability company formed under the laws of Mexico, as a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By:     /s/ Jay Goldbaum
Name:    Jay Goldbaum
Title:     Vice President and Director

CEQUENT ELECTRICAL PRODUCTS DE     MEXICO, S. DE R.L. de C.V.,
a limited liability company formed under the laws of Mexico, as a Canadian Facility Guarantor, a Canadian Facility Obligor, a UK Facility Guarantor and a UK Facility Obligor

By:     /s/ Jay Goldbaum
Name:    Jay Goldbaum
Title:     Vice President and Director

[Signatures continue on next page.]

AGENT AND REQUIRED LENDERS:

BANK OF AMERICA, N.A.,
as Agent, a U.S. Lender, a UK Lender and UK Swingline Lender

By:    /s/ Kindra M. Mullarky
Name:   Kindra M. Mullarky
Title:       VP

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender and Canadian Swingline Lender

By:    /s/ Sylwia Durkiewicz
Name:   Sylwia Durkiewicz
Title:       Vice President

BANK OF AMERICA, N.A. (acting through its London branch), as UK Security Trustee

By:    /s/ Kindra M. Mullarky
Name:   Kindra M. Mullarky
Title:       VP

[Signatures continue on next page.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By:    /s/ Jake Elliott
Name:      Jake Elliott
Title:       Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By:    /s/ David G. Phillips
Name:   David G. Philipps
Title:    Credit Officer, Canada

WELLS FARGO BANK, NATIONAL ASSOCIATION, (London branch), as a UK Lender

By:    /s/ N. B. Hogg
Name:   N. B. Hogg
Title:    Authorised Signatory

[Signatures continue on next page.]

BANK OF MONTREAL, as a U.S. Lender and a UK Lender

By:    /s/ Craig Thistlethwaite
Name:   Craig Thistlethwaite
Title:    Managing Director

BANK OF MONTREAL, Toronto Branch, as a Canadian Lender

By:    /s/ Helen Alvarez-Hernandez
Name:   Helen Alvarez-Hernandez
Title:    Managing Director